EXHIBIT 10.17

                          AMENDED AND RESTATED GUARANTY

      AMENDED AND RESTATED GUARANTY (this "Guaranty"), dated as of April 28, 2004, made by each of the subsidiaries of MediaBay, Inc., a Florida corporation (the "Company") listed on the signature pages hereof, and the Additional Guarantors (as defined in Section 9(b)) (such subsidiaries so listed and the Additional Guarantors being, each, a "Guarantor", and collectively, the "Guarantors") in favor of the Holder (as defined in the Note referred to below (the Company and the Guarantors, being each, a "Loan Party", and collectively the "Loan Parties")).

                                   BACKGROUND

      A. The Company issued to Huntingdon Corporation, a Florida corporation ("Huntingdon") its: (i) Secured Subordinated Promissory Note dated May 14, 2001, in the principal amount of $800,000 (the "Advance Note"); and (ii) Senior Secured Promissory Note in the principal amount of $2,500,000 dated May 14, 2001 (the Advance Note and each other note as each may hereafter be amended, extended, supplemented, restated, or otherwise modified, from time to time, being collectively referred to herein as, the "Notes"). Capitalized terms used, and not otherwise defined herein, having the meanings ascribed to them in the Notes. To induce Huntington Corporation to purchase the Notes, and as a condition precedent thereto, each Guarantor delivered to Huntington a Guaranty dated April 30, 2002, as amended ("Existing Guaranty").

      B. The parties now desire to amend and restate, in its entirety, the Existing Guaranty.

      NOW, THEREFORE, with the foregoing Background incorporated by reference, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, each Guarantor hereby agrees as follows:

SECTION I. Guaranty, Limitation of Liability.

      1.1. Each Guarantor hereby, jointly and severally, unconditionally and irrevocably guarantees to the Holder the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Company or any other Loan Party to the Holder now or hereafter existing under the Notes or this Guaranty or any Guaranty Supplement (the "Loan Documents"), whether for principal, interest, fees, expenses or otherwise (such obligations being the "Guaranteed Obligation"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Holder in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company or any other Loan Party to the Holder under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

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      1.2. Each Guarantor, and by its acceptance of this Guaranty, the Holder, hereby confirms that it is the intention of all such parties that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal, state or foreign law which may be applicable to this Guaranty. To effectuate the foregoing intention, the Holder, by its acceptance hereof, and the Guarantors hereby irrevocably agree that the obligations of each Guarantor under this Guaranty shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Guaranty, result in the obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

SECTION II. Guaranty Absolute.

      Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Holder with respect thereto. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other obligations of any other Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Company or any other Loan Party or whether the Company or any other Loan Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional, irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

      2.1. any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

      2.2. any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of any other Loan Party under the Loan Documents, or any amendment or waiver of or any consent to departure from any Loan Document;

      2.3. any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

      2.4. any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other obligations of any other Loan Party under the Loan Documents or any other assets of the Company or any of its direct or indirect subsidiaries;

      2.5. any change, restructuring or termination of the corporate structure or existence of the Company or any of its direct or indirect subsidiaries;

      2.6. any failure of any Holder to disclose to the Company or any Guarantor any information relating to the financial condition, operations, properties or prospects of any other Loan Party now or in the future known to any Holder (each Guarantor waiving any duty on the part of the Holder to disclose such information); or


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      2.7. any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any other Holder that might otherwise constitute a defense available to, or a discharge of, the Company, such Guarantor or any other guarantor or surety.

      This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be refused by any Holder or any other person upon the insolvency, bankruptcy or reorganization of the Company or any other Loan Party or otherwise, all as though such payment had not been made.

SECTION III. Subordination

      Reserved.

SECTION IV. Waivers and Acknowledgements.

      4.1. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any other Holder protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Company, any Guarantor or any other person or any collateral securing the Obligations under the Loan Documents.

      4.2. Each Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

      4.3. Each Guarantor acknowledges that it will receive material and substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this
Section 4 are knowingly made in contemplation of such benefits.

SECTION V. Subrogation.

      None of the Guarantors will exercise any rights it may now or hereafter acquire against the Company or any other guarantor that arise from the existence, payment, performance or enforcement of any such Guarantor's obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Holder against the Company or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company or any other guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been indefeasibly paid in full in cash. If any amount shall be paid to a Guarantor in violation of the preceding sentence at any time prior to the indefeasible payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of the Holder and shall forthwith be paid to the Holder to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be indefeasibly paid in full in cash, the Holder will promptly, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.


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SECTION VI. Payments Free and Clear of Taxes, Etc.

      6.1. Any and all payments made by a Guarantor hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposes, deductions, charges, withholdings and liabilities in respect of payments under the Notes ("Taxes"). If any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Holder,
(i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Holder (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

      6.2. In addition, each Guarantor agrees to pay any present or future Other Taxes (as defined below).

      6.3. "Other Taxes" shall mean stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Notes from the execution, delivery or registration of, performing under, or otherwise, with respect to the Notes.

      6.4. Each Guarantor will indemnify the Holder for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) imposed on or paid by the Holder and any liability (including, without limitation, penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto, except with respect to the Holder, for such a liability arising from the Holder's willful misconduct or gross negligence. This indemnification shall be made within thirty (30) days from the date on which the Holder makes written demand specifying in reasonable detail the basis therefor.

      6.5. Within thirty (30) days after the date of any payment of Taxes by or on behalf of a Guarantor, such Guarantor will furnish to the Holder, at its address referred to in Section 9.1 of the Note, the original receipt of payment thereof or a certified copy of such receipt. In the case of any payment hereunder by or on behalf of a Guarantor through an account or branch outside the United States or by or on behalf of such Guarantor by a payor that is not a United States person, if such Guarantor determines that no Taxes are payable in respect thereof, such Guarantor shall furnish, or shall cause such payor to furnish, to the Holder, at such address, an opinion of counsel acceptable to the Holder stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.


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


      6.6. Without prejudice to the survival of any other agreement of each Guarantor hereunder or under any other Loan Document, the agreements and obligations of each Guarantor contained in this Section 6 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and the other Loan Documents.

SECTION VII. Representations and Warranties.

      The Guarantors hereby jointly and severally represent and warrant as follows:

      7.1. There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

      7.2. Each Guarantor has, independently and without reliance upon the Holder and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and each Guarantor has established adequate means of obtaining from any other Loan Parties on a continuing basis information pertaining to (and is now, and on a continuing basis will be, completely familiar with) the financial condition, operations, properties and prospects of the Company and the other Loan Parties.

      7.3. Each of the representations and warranties applicable to the Guarantors in each Note is true and correct in all material respects on the date hereof.

SECTION VIII. Covenants.

      Each Guarantor hereby covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, such Guarantor will, unless the Holder shall otherwise consent in writing, perform or observe all of the terms, covenants and agreements that this Guaranty and the other Loan Documents, if applicable, state that such Guarantor shall perform or observe.

SECTION IX. Amendments, Etc.

      9.1. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Holder, and then such waiver or consent shall be effective only in the specific instance, and for the specific purpose for which given.

      9.2. Upon the execution and delivery by any person of a supplemental guaranty in substantially the form of Exhibit A hereto (each a "Guaranty Supplement"), such person shall be referred to as an "Additional Guarantor" and shall be and become a Guarantor for all purposes hereunder and each reference in this Guaranty to a "Guarantor" shall also mean and be a reference to such Additional Guarantor.


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


SECTION X. Notices, Etc.

      All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to a Guarantor, addressed to it at the address listed for such Guarantor on the signature pages hereof (or in the applicable Guaranty Supplement), if to the Holder, at its address specified in Annex 1 to the Notes. All such notices and other communications shall, when mailed by certified mail, return receipt requested, telegraphed, telecopied or telexed, be effective three (3) days after mailing, upon delivery to the telegraph company, upon transmission by telecopier or upon confirmation by telex answerback, respectively.

SECTION XI. No Waiver; Remedies.

      No failure on the part of the Holder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION XII. Indemnification.

      Without limitation on any other Obligations of any Guarantor or the remedies of the Holder under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Holder from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the reasonable fees and disbursements of such Holder's legal counsel) suffered or incurred by such Holder as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Company or any other Guarantor enforceable against the Company or such other Guarantor (as the case may be) in accordance with their terms.

SECTION XIII. Continuing Guaranty; Assignments of the Note.

      This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the indefeasible payment in full in, cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Holder and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Holder may assign or otherwise transfer all or any portion of its rights and obligations under the Note to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Holder by this Guaranty or otherwise.

SECTION XIV. Security Agreement.

      The obligations of the Guarantors under this Guaranty are secured by and to the extent set forth in a certain Amended and Restated Security Agreement, dated as of the date hereof, among the Guarantors, the Company, and Huntingdon.

SECTION XV. Governing Law; Jurisdiction, Waiver of Jury Trial, Etc.

      15.1. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES).


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


      15.2. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR IN SUCH FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY SHALL AFFECT ANY RIGHT THAT THE HOLDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY IN THE COURTS OF ANY JURISDICTION.

      15.3. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF, OR RELATING TO, THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY, IN ANY NEW YORK STATE OR FEDERAL COURT. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

      15.4. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE, IN EQUITY OR AT LAW) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY OTHER HOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION XVI. Counterparts.

      This Guaranty may be executed in any number of several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Agreement shall be as effective as delivery of a manually executed counterpart to this Agreement.


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


SECTION XVII. Amendment and Restatement.

      This Guaranty amends and restates, in it entirety (but does not extinguish any obligation), the Existing Guaranty, and any references to Existing Guaranty in any Loan Documents shall mean this Guaranty.

      IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

ABC INVESTMENT CORP                     RADIO SPIRITS, INC.

By: /s/ John F. Levy                    By: /s/ John F. Levy
   -----------------------------           -----------------------------
Name:  John F. Levy                     Name:  John F. Levy
Title: Executive Vice President         Title: Executive Vice President
Address: Two Ridgedale Avenue           Address: Two Ridgedale Avenue
         Cedar Knolls, NJ  07927                 Cedar Knolls, NJ  07927




VIDEO YESTERYEAR, INC.                  AUDIO BOOK CLUB, INC.

By: /s/ John F. Levy                    By: /s/ John F. Levy
   -----------------------------           -----------------------------
Name:  John F. Levy                     Name:  John F. Levy
Title: Executive Vice President         Title: Executive Vice President
Address: Two Ridgedale Avenue           Address: Two Ridgedale Avenue
         Cedar Knolls, NJ  07927                 Cedar Knolls, NJ  07927



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                                    EXHIBIT A

                           FORM OF GUARANTY SUPPLEMENT

Huntingdon Corporation
c/o The Herrick Company
2 Ridgedale Avenue
Cedar Knolls, NJ  07927

      Those certain Senior Promissory Notes from MediaBay, Inc., a Florida corporation (the "Company") to Huntingdon Corporation (collectively, the "Notes")

Dear Sir:

      Reference is made to the above-defined Notes, and to the Amended and Restated Guaranty dated as of April __, 2004, from certain subsidiaries of the Company to the Holder under the Notes (such Guaranty, as in effect on the date hereof and as it may hereafter be amended, modified, restated or supplemented from time to time, the "Guaranty"). Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Guaranty.

      The undersigned hereby, jointly and severally, unconditionally and irrevocably guarantees to the Holder the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all of the Guaranteed Obligations and agrees to pay any and all reasonable expenses (including reasonable counsel fees and expenses) incurred by the Holder on the terms set forth in the Guaranty as if it were an original party thereto. On and after the date hereof, each reference in the Guaranty to "Guarantor" shall also mean and be a reference to the undersigned.

      The undersigned hereby agrees to be bound as a Guarantor by all of the terms and provisions of the Guaranty to the same extent as each other Guarantor.

      THIS GUARANTY SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES).

      THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR IN SUCH FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. THE UNDERSIGNED AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THE GUARANTY SHALL AFFECT ANY RIGHT THAT THE HOLDER OR ANY OTHER HOLDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THE GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY IN THE COURTS OF ANY JURISDICTION.

      THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF, OR RELATING TO, THE GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY, IN ANY NEW YORK STATE OR FEDERAL COURT. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

      THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE, IN EQUITY OR AT LAW) ARISING OUT OF THE LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF ANY HOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.


                                        Very truly yours,

                                        [NAME OF ADDITIONAL GUARANTOR]


                                        By:____________________________
                                        Title:_________________________
                                        Address:_______________________


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